EXHIBIT 10(a)








                              April 15, 1997



First Great-West Life & Annuity Insurance Company
125 Wolf Road
Albany, New York  12205


     Re: Registration Statement


Dear Ladies and Gentlemen:

     We have acted as counsel to First Great-West Life & Annuity Insurance Company, a New York corporation, ("Registrant") regarding federal securities laws applicable to the issuance and sale of the Contract described therein. We hereby consent to the reference to us under the heading "Legal Matters" in the prospectus.

                              Very Truly Yours,

                              /s/ Jorden Burt Berenson
                                  & Johnson LLP

                              Jorden Burt Berenson & Johnson LLP